UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018

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THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-24347	65-0694077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way Weston, Florida (Address of principal executive offices)	33326 (Zip Code)

Registrant's telephone number, including area code:	(954) 331-7000

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01  Entry into a Material Definitive Agreement.
On July 17, 2018, The Ultimate Software Group, Inc. ("Ultimate Software" or the "Company") entered into a binding offer letter (the "BOL") with PeopleDoc SAS, a simplified joint-stock company (société par actions simplifiée) organized under the laws of France ("PeopleDoc") and PeopleDoc's controlling shareholders (the "Sellers," and, collectively with PeopleDoc and Ultimate Software, the "Parties"). A form of definitive share purchase agreement is attached as a schedule to the BOL (the "Purchase Agreement"), which provides for the purchase by the Company of PeopleDoc on the terms and conditions set forth in the Purchase Agreement.
In connection with the BOL, the Sellers have agreed to cause the information and consultation process (the "Consultation Process") of PeopleDoc's works council (the "Works Council") to be initiated as promptly as possible and to use their reasonable best efforts to obtain an opinion from the Works Council with respect to the transactions contemplated by the Purchase Agreement as promptly as practicable after the Consultation Process is launched. The Sellers shall accept Ultimate Software's offer under the BOL upon execution and delivery of a written notice to Ultimate Software (the "Acceptance Notice") at any time until five (5) business days following the date on which the Consultation Process has been completed, but in any event no later than October 31, 2018. The Parties will meet to execute the Purchase Agreement within five (5) business days following the date on which the Acceptance Notice is received by Ultimate Software.
The BOL incorporates certain covenants contained in the Purchase Agreement, including, among others, covenants relating to the conduct of PeopleDoc's and its subsidiaries' businesses between the date of entry into the BOL and the consummation of the transactions contemplated by the Purchase Agreement (the "Transaction"). The BOL also incorporates covenants contained in the Purchase Agreement that restrict the Sellers' ability to solicit or enter into negotiations with respect to competing acquisition proposals between the date of entry into the BOL until the earlier of (i) the closing of the Transaction, (ii) the lapse of the binding offer upon the Company's request within ten (10) business days after receiving notice from the Sellers' Representative of the existence of any fact, event or circumstance of which the Sellers' Representative becomes aware and which may cause one or more of the conditions set out in the Purchase Agreement not to be satisfied and (iii) November 30, 2018.
The foregoing description of the BOL and the proposed transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BOL (including the Form of Purchase Agreement attached thereto), a copy of which is attached as Exhibit 2.1 and is hereby incorporated by reference herein.
PeopleDoc has advised Ultimate Software that on a stand-alone basis, PeopleDoc expects that its full year 2018 total revenues will be approximately $34 million and its operating loss for 2018 will be approximately $13 million. Pursuant to the accounting treatment for this Transaction, only those total revenues and operating results from PeopleDoc that occur after the closing date of the acquisition will be included in the consolidated financial statements of Ultimate Software.  Ultimate Software expects that the PeopleDoc acquisition will be dilutive to Ultimate Software's operating results initially and will become accretive to its operating results in 2020. Including the impact of the PeopleDoc acquisition on the Company's operating results, Ultimate Software believes it will achieve its full year guidance for 2018 as previously reported.
The Purchase Agreement provides for the Company's acquisition of all of the capital stock of PeopleDoc for aggregate consideration valued at $300 million, subject to customary closing and post-closing adjustments. The consideration will be paid with a combination of $125 million in cash and shares of Ultimate Software common stock valued at $175 million (the "Stock Consideration") and will be comprised of (i) approximately $75 million of cash to be paid at the closing of the Transaction (the "Closing Date"), subject to customary working capital and other closing adjustments, as set forth in the Purchase Agreement, (ii) shares of Ultimate Software common stock to be delivered on the Closing Date to certain Sellers, (iii) $50 million of cash to be paid, in part, to certain Sellers, on the first anniversary of the Closing Date, subject to set off obligations for purchase price adjustments and indemnification claims, with the remaining amount paid to the chief executive officer of PeopleDoc (the "Designated Holder") on certain later dates after the Closing Date, in each case as set forth in the Purchase Agreement, (iv) an award of restricted stock of Ultimate Software to be granted to the Designated Holder and (v) cash to be paid to certain Sellers and employees of PeopleDoc who hold options in PeopleDoc. With respect to shares of the Purchaser's common stock delivered as the Stock Consideration, the Purchase Agreement requires the Purchaser to prepare and file with the Securities and Exchange Commission a resale registration statement for benefit of the Sellers receiving such Stock Consideration.
If the Acceptance Notice is delivered and the Purchase Agreement is executed, the consummation of the Transaction will be subject to various customary conditions and the performance by each Party of its obligations under the Purchase Agreement. The Purchaser's obligation to consummate or otherwise terminate the Transaction will be conditioned upon, among other things, (i) the truth and accuracy of the representations and warranties to be made by the Sellers on the date of entry into the Purchase Agreement and the Closing Date, subject to certain materiality thresholds and (ii) the absence of certain events, circumstances, conditions, effects or facts occurring prior to the completion of the proposed transaction which have resulted or will result in a material adverse effect on PeopleDoc's business, in each case as set forth in the Purchase Agreement. Subject to the delivery of the Acceptance Notice, the execution of the Purchase Agreement and the satisfaction of the conditions in the Purchase Agreement, the Company anticipates completion of the Transaction in the third quarter of 2018.
Ultimate Software and the Sellers have each agreed to make customary representations, warranties and covenants in the Purchase Agreement. The Sellers have agreed, among other things, subject to certain exceptions, to cause PeopleDoc to conduct its business in the ordinary course between the date of entry into the Purchase Agreement and the Closing Date, and not take certain specified actions during such period relating to PeopleDoc's business, including, among other actions (i) assigning, pledging or otherwise transferring any rights to PeopleDoc's owned intellectual property; (ii) transferring any securities of PeopleDoc and (iii) incurring new indebtedness, in each case subject to certain exceptions and thresholds contained in the Purchase Agreement. The Purchase Agreement also includes customary covenants that restrict the Sellers' ability to solicit, or enter into negotiations with respect to, competing acquisition proposals. Under the Purchase Agreement, the Sellers will agree to indemnify Ultimate Software against certain losses, including with respect to breaches of representations and warranties. The Designated Holder will agree to indemnify Ultimate Software for certain losses in connection with the deferred payment of cash consideration and issuance of restricted stock awards to the Designated Holder, and certain taxes relating thereto. The foregoing indemnification obligations are subject to certain exceptions and limitations as set forth in the Purchase Agreement.
The foregoing description of the BOL and the Purchase Agreement and the proposed transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BOL, a copy of which is attached as Exhibit 2.1, and the Form of Purchase Agreement, a copy of which is attached to the BOL that is attached hereto as Exhibit 2.1.
The representations, warranties and covenants contained in the BOL and the Purchase Agreement are solely for the benefit of the Parties. Investors and security holders are not third-party beneficiaries under the BOL or the Purchase Agreement and should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof as characterizations of the actual state of facts or condition of any of the Parties. Moreover, information concerning the subject matter of the proposed transaction may change after the date thereof and such subsequent information may or may not be fully reflected in the Company's public disclosures. Certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the Parties rather than establishing matters as facts. Investors should read the BOL and the Purchase Agreement with the other information concerning the Company that it publicly files in reports and statements with the Securities and Exchange Commission.
Item 3.02  Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.
Item 7.01  Regulation FD Disclosure.
On July 17, 2018, the Company issued a press release announcing the execution of the BOL. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information disclosed under this Item 7.01 shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01  Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
2.1*
Binding Offer Letter, dated as of July 17, 2018, by and among The Ultimate Software Group, Inc. and the beneficiaries party thereto (including the form of Share Purchase Agreement attached as Schedule 3 thereto).

99.1	Press release dated July 17, 2018
*
The schedules to the form of Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements.
This Current Report on Form 8-K (including the Exhibits attached hereto) (this "Form 8-K") of The Ultimate Software Group, Inc. ("Ultimate Software," the "Company", "we," "us" or "our") contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations or beliefs, including, but not limited to, our expectations concerning our operations and financial performance and condition. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict and are, in some cases, beyond the Company's control. Ultimate Software's actual results could differ materially from those contained in the forward-looking statements. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the intended acquisition of PeopleDoc or the likelihood or timing of the proposed transaction. Important factors that may cause actual results to differ include, but are not limited to: (i) the ability of the Company to successfully complete the acquisition of PeopleDoc; (ii) failure to obtain applicable regulatory or other approvals in a timely manner or otherwise; (iii) failure to satisfy other conditions to the proposed transaction; (iv) the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; and (v) unexpected costs or liabilities that may arise from the acquisition of PeopleDoc. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company's business, including those described in the "Risk Factors" section of Ultimate Software's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. Ultimate Software does not give any assurance (1) that Ultimate Software will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. Ultimate Software undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  July 17, 2018

THE ULTIMATE SOFTWARE GROUP, INC.
By:	/s/ Felicia Alvaro
	Name:	Felicia Alvaro
	Title:	Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
2.1*
Binding Offer Letter, dated as of July 17, 2018, by and among The Ultimate Software Group, Inc., PeopleDoc and the beneficiaries party thereto (including the form of Share Purchase Agreement attached as Schedule 3 thereto).

99.1	Press Release, dated July 17, 2018
*
The schedules to the form of Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.